Exhibit 99.2

INGERSOLL-RAND COMPANY LIMITED
Pro Forma Financial Statement Information
(Unaudited)

On February 27, 2007, Ingersoll-Rand Company Limited (the “Company”) agreed to sell its Road Development business to AB Volvo (publ) for cash proceeds of approximately $1.3 billion. The sale was completed on April 30, 2007 in all countries except for India, which closed on May 4, 2007 (the “Road Development Divestiture”). On July 29, 2007, the Company agreed to sell its Bobcat, Utility Equipment and Attachments businesses (collectively, “Compact Equipment”) to Doosan Infracore for cash proceeds of approximately $4.9 billion (the “Compact Equipment Divestiture”). The sale was completed on November 30, 2007. Accordingly, the Road Development and Compact Equipment businesses are now considered discontinued operations in accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.”

The unaudited Pro Forma Condensed Consolidated Balance Sheet Information as of December 31, 2006 set forth below has been presented after giving effect to the Road Development Divestiture and the Compact Equipment Divestiture (collectively, the “Transactions”) as if they occurred on December 31, 2006. The unaudited Pro Forma Condensed Consolidated Balance Sheet Information as of September 30, 2007 set forth below has been presented after giving effect to the Compact Equipment divestiture as if it occurred on September 30, 2007. The unaudited Pro Forma Condensed Consolidated Income Statement Information for the years ending December 31, 2006, 2005 and 2004 set forth below has been presented after giving effect to the Transactions as if they had occurred on January 1, 2004 and does not assume any interest income on cash proceeds. The Company has not presented unaudited Pro Forma Condensed Consolidated Income Statement Information for any periods subsequent to December 31, 2006, as both the Compact Equipment and Road Development businesses were reported as discontinued operations in the Company’s quarterly report on Form 10-Q for the quarterly period ended September 30, 2007, filed with the Securities and Exchange Commission on November 2, 2007.

The unaudited pro forma financial statement information has been derived primarily from the historical audited consolidated financial statements of the Company included in its Annual Reports on Form 10-K for the years ended December 31, 2006, 2005 and 2004, as well as the unaudited condensed consolidated financial statements of the Company included in its quarterly report on Form 10-Q for the quarterly period ended September 30, 2007. The unaudited pro forma financial statement information is based upon available information and assumptions that the Company believes are reasonable under the circumstances and were prepared to illustrate the estimated effects of the Transactions, if the Transactions occurred on the dates specified above. As the Transactions have been completed during the year, the Company has not finalized its accounting for discontinued operations for the years ended December 31, 2006, 2005, and 2004, and therefore, amounts reported in future filings with the Securities and Exchange Commission for the years ended December 31, 2006, 2005 and 2004 could differ from these pro forma estimates.

The unaudited pro forma financial statement information has been provided for informational purposes and should not be considered indicative of the financial condition or results of operations that would have been achieved had the Transactions occurred as of the periods presented. In addition, the unaudited pro forma financial statement information does not purport to indicate balance sheet data or results of operations as of any future date or for any future period. The unaudited pro forma financial statement information, including the notes thereto, should be read in conjunction with the historical financial statements of the Company included in its Annual Reports on Form 10-K for the years ended December 31, 2006, 2005 and 2004.

INGERSOLL-RAND COMPANY LIMITED
Pro Forma Condensed Consolidated Income Statement Information
For the Year Ended December 31, 2006
(Unaudited)
(In millions, except per share amounts)

		Road	Compact
	As	Development	Equipment
	Reported (a)	Divestiture (b)	Divestiture (c)	Pro Forma

Net revenues	$11,409.3	$(727.2)	$(2,648.4)	$8,033.7

Cost of goods sold	8,424.2	(571.4)	(2,084.4)	5,768.4

Selling and administrative expenses	1,544.3	(71.9)	(205.6)	1,266.8

Operating income	1,440.8	(83.9)	(358.4)	998.5

Interest expense	(131.8)	(1.8)	-	(133.6)

Other income, net	5.9	0.1	(3.4)	2.6

Minority interests	(14.9)	-	-	(14.9)

Earnings before income taxes	1,300.0	(85.6)	(361.8)	852.6

Provision for income taxes	231.7	(22.7)	(116.4)	92.6

Earnings from continuing operations	$1,068.3	$(62.9)	$(245.4)	$760.0

Basic earnings per share
Continuing operations - Basic	$3.34			$2.38
Continuing operations - Diluted	$3.31			$2.35

Weighted-average number of common
shares outstanding:
Basic	319.9			319.9
Diluted	323.1			323.1

INGERSOLL-RAND COMPANY LIMITED
Pro Forma Condensed Consolidated Income Statement Information
For the Year Ended December 31, 2005
(Unaudited)
(In millions, except per share amounts)

		Road	Compact
	As	Development	Equipment
	Reported (a)	Divestiture (b)	Divestiture (c)	Pro Forma

Net revenues	$10,546.9	$(673.2)	$(2,610.1)	$7,263.6

Cost of goods sold	7,744.1	(545.6)	(1,995.4)	5,203.1

Selling and administrative expenses	1,441.0	(67.0)	(201.3)	1,172.7

Operating income	1,361.8	(60.6)	(413.4)	887.8

Interest expense	(144.3)	(1.2)	0.5	(145.0)

Other income, net	53.0	6.8	2.9	62.7

Minority interests	(12.7)	-	-	(12.7)

Earnings before income taxes	1,257.8	(55.0)	(410.0)	792.8

Provision for income taxes	204.7	(18.3)	(125.4)	61.0

Earnings from continuing operations	$1,053.1	$(36.7)	$(284.6)	$731.8

Basic earnings per share
Continuing operations - Basic	$3.12			$2.17
Continuing operations - Diluted	$3.09			$2.14

Weighted-average number of common
shares outstanding:
Basic	337.6			337.6
Diluted	341.3			341.3

INGERSOLL-RAND COMPANY LIMITED
Pro Forma Condensed Consolidated Income Statement Information
For the Year Ended December 31, 2004
(Unaudited)
(In millions, except per share amounts)

		Road	Compact
	As	Development	Equipment
	Reported (a)	Divestiture (b)	Divestiture (c)	Pro Forma

Net revenues	$9,393.6	$(610.7)	$(2,119.7)	$6,663.2

Cost of goods sold	6,854.0	(457.2)	(1,613.1)	4,783.7

Selling and administrative expenses	1,419.3	(61.1)	(187.7)	1,170.5

Operating income	1,120.3	(92.4)	(318.9)	709.0

Interest expense	(153.1)	(0.8)	1.8	(152.1)

Other income, net	17.0	0.3	(0.8)	16.5

Minority interests	(16.0)	-	-	(16.0)

Earnings before income taxes	968.2	(92.9)	(317.9)	557.4

Provision for income taxes	138.4	(34.1)	(101.1)	3.2

Earnings from continuing operations	$829.8	$(58.8)	$(216.8)	$554.2

Basic earnings per share
Continuing operations - Basic	$2.40			$1.60
Continuing operations - Diluted	$2.36			$1.58

Weighted-average number of common
shares outstanding:
Basic	346.5			346.5
Diluted	350.9			350.9

INGERSOLL-RAND COMPANY LIMITED
Pro Forma Condensed Consolidated Balance Sheet Information
At September 30, 2007
(Unaudited)
In millions

		Compact
	As	Equipment
	Reported (d)	Divestiture		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$438.0	$3,750.0	(e)	$4,188.0
Marketable securities	0.7	-		0.7
Accounts and notes receivable, net	1,705.1	-		1,705.1
Inventories	923.0	-		923.0
Prepaid expenses and deferred income taxes	435.6	-		435.6
Assets held for sale	2,019.6	(2,019.6)		-
Total current assets	5,522.0	1,730.4		7,252.4

Property, plant and equipment, net	901.3	-		901.3
Goodwill	3,936.0	-		3,936.0
Intangible assets, net	719.5	-		719.5
Other assets	1,310.5	-		1,310.5
Total assets	$12,389.3	$1,730.4		$14,119.7

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$772.6	$-		$772.6
Accrued compensation and benefits	333.4	-		333.4
Accrued expenses and other current liabilities	690.1	-		690.1
Loans payable and current maturities
of long-term debt	1,494.2	-		1,494.2
Liabilities held for sale	909.1	(909.1)		-
Total current liabilities	4,199.4	(909.1)		3,290.3

Long-term debt	901.7	-		901.7
Postemployment and other benefit liabilities	909.4	-		909.4
Other noncurrent liabilities	1,184.3	-		1,184.3
Total liabilities	7,194.8	(909.1)		6,285.7

Total shareholders' equity	5,194.5	2,639.5		7,834.0
Total liabilities and shareholders' equity	$12,389.3	$1,730.4		$14,119.7

INGERSOLL-RAND COMPANY LIMITED
Pro Forma Condensed Consolidated Balance Sheet Information
At December 31, 2006
(Unaudited)
In millions

		Compact		Road
	As	Equipment		Development
	Reported (d)	Divestiture		Divestiture		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$355.8	$3,750.0	(e)	$1,050.0	(f)	$5,155.8
Marketable securities	0.7	-		-		0.7
Accounts and notes receivable, net	1,481.7	-		-		1,481.7
Inventories	833.1	-		-		833.1
Prepaid expenses and deferred income taxes	355.8	-		-		355.8
Assets held for sale	2,511.3	(1,909.4)		(601.9)		-
Total current assets	5,538.4	1,840.6		448.1		7,827.1

Property, plant and equipment, net	868.2	-		-		868.2
Goodwill	3,837.2	-		-		3,837.2
Intangible assets, net	712.8	-		-		712.8
Other assets	1,189.9	-		-		1,189.9
Total assets	$12,146.5	$1,840.6		$448.1		$14,435.2

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$757.6	$-		$-		$757.6
Accrued compensation and benefits	306.4	-		-		306.4
Accrued expenses and other current liabilities	794.2	-		-		794.2
Loans payable and current maturities
of long-term debt	1,079.4	-		-		1,079.4
Liabilities held for sale	1,175.5	(988.2)		(187.3)		-
Total current liabilities	4,113.1	(988.2)		(187.3)		2,937.6

Long-term debt	905.2	-		-		905.2
Postemployment and other benefit liabilities	1,047.1	-		-		1,047.1
Other noncurrent liabilities	676.3	-		-		676.3
Total liabilities	6,741.7	(988.2)		(187.3)		5,566.2

Total shareholders' equity	5,404.8	2,828.8		635.4		8,869.0
Total liabilities and shareholders' equity	$12,146.5	$1,840.6		$448.1		$14,435.2

INGERSOLL-RAND COMPANY LIMITED
Notes to the Pro Forma Condensed Consolidated
Income Statements and Balance Sheet Information
(Unaudited)

(a)	Represents condensed consolidated income statement information included in the Company’s Annual Report on Form 10-K for the respective period presented.

(b)
On February 27, 2007, the Company agreed to sell its Road Development business unit to AB Volvo (publ) for cash proceeds of approximately $1.3 billion. The sale was completed on April 30, 2007 in all countries except for India, which closed on May 4, 2007 (the “Road Development Divestiture”). The adjustments for the sale of the Road Development business give effect to the sale as if it occurred on January 1, 2004 for the unaudited condensed consolidated income statement information and December 31, 2006 for the unaudited condensed consolidated balance sheet information.

(c)
On July 29, 2007, the Company agreed to sell its Bobcat, Utility Equipment and Attachments businesses (collectively, “Compact Equipment”) to Doosan Infracore for cash proceeds of approximately $4.9 billion (the “Compact Equipment Divestiture”). The sale was completed on November 30, 2007. The adjustments for the sale of the Compact Equipment business give effect to the sale as if it occurred on January 1, 2004 for the unaudited condensed consolidated income statement information and September 30, 2007 and December 31, 2006 for the unaudited condensed consolidated balance sheet information for the respective period presented.

(d)	Represents condensed consolidated balance sheet information included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2007.

(e)	Represents estimated net after tax proceeds received from the Compact Equipment Divestiture of approximately $3.75 billion.

(f)	Represents estimated net after tax proceeds received from the Road Development Divestiture of approximately $1.05 billion.